TABLE OF CONTENTS
Summary of Principal Investment

IPS FUNDS

A FAMILY OF NO-LOAD FUNDS

IPS MILLENNIUM FUND
IPS NEW FRONTIER FUND

PROSPECTUS
March 29, 2000,
As Supplemented on December 11 2000

Managed By
IPS ADVISORY, INC.
1225 Weisgarber Road.
Suite S-380
Knoxville, TN 37909

Objectives and Strategies
Principal Risks of Investing in the Funds	3
Past Performance	4
Fees and Expenses of the Funds	6
Financial Highlights	7
Additional Information About the
Funds' Investment Objectives and
Strategies	9
Year 2000	11
Buying Fund Shares	11
Valuation Of Shares	12
Redeeming Your Shares	13
Additional Information About Purchases,
Sales and Exchanges	13
Distributions	14
Federal Taxes	14
Management and Administration	15

The IPS Funds (the "Trust") consists of two separate funds. This Prospectus includes important information about two of these funds, the IPS Millennium Fund and the IPS New Frontier Fund (the "Funds") that you should know before investing. You should read the Prospectus and keep it for future reference.

For questions about investing in the Funds or for Shareholder Services: 800.249.6927

Applications: Non-Ira, IRA

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary of Principal Investment Objectives and Strategies

IPS Millennium Fund

Investment Objectives

The Fund's primary investment objective is long-term capital growth. The Fund's secondary objective is dividend income. The Fund's investment objectives may be changed without shareholder approval.

Investment Strategy

The Fund uses a blended growth and income investment strategy. The Fund is a growth and income fund that invests in domestic common stocks, balancing its investments between:
•	pure growth stocks, such as telecommunications and Internet companies, and
•	stocks that pay high dividends, such as electric and gas utilities, real estate investment trusts, and dividend-paying bank stocks

The Fund may invest in companies of any size, small, medium or large, but will typically avoid very small companies (micro-caps) under approximately $250 million in market value. The Fund's investment decisions are largely based on identifying companies likely to benefit from, or contribute to, fundamental new directions in technology at any given time, and on research using the concept of Economic Value Added (EVA)™, developed by Stern, Stewart & Co., to measure a company's operating efficiency. EVA also measures the return on a company's invested capital to determine how effectively a company is using its capital investments.

IPS New Frontier Fund

Investment Objectives

The Fund's primary objective is growth of capital. The Fund's investment objectives may be changed without shareholder approval.

Investment Strategy

The Fund uses a growth investment strategy. The Fund invests primarily in domestic common stock of growth companies using new technologies that are creating fundamental change in the economy. The Fund also will invest opportunistically in other types of companies when management cannot find suitable investment opportunities in companies using new technology. The Fund will use a value approach focused on the following:
•	companies that have suffered declines due to temporary market, industry, or company factors; and
•	companies that are undervalued due to deregulation or other reasons

The Fund may invest in companies of any size, small, medium or large, but will typically avoid very small companies (micro-caps) under approximately $250 million in market value. Like the Millennium Fund, the Fund's investment decisions are largely based on identifying companies likely to benefit from, or contribute to, fundamental new directions in technology at any given time and research using EVA. Unlike the Millennium Fund, though, the New Frontier Fund is a "non-diversified" fund that invests in a relatively small number of stocks (typically 20 or so stocks), and does not try to invest in dividend-paying companies. Because the Fund invests in so few stocks, and stocks in its portfolio do not typically pay dividends, the Fund's performance may be substantially affected by an increase or decrease in any one stock in its portfolio.

Principal Risks of Investing in the Funds

All investments carry risks, and investments in the Funds are no exception. You may lose money on your investment in either Fund. No investment strategy works all the time, and investors should expect that there will be extended periods when either or both Funds' investment philosophies and strategies will not be aligned with where the overall stock market, or particularly large segments of the market (i.e., large vs. small or growth vs. value companies), are going.

The principal risks of investing in either of the Funds are:
•

Market risk - Stock prices are volatile. In a declining stock market, stock prices for all companies may decline, regardless of any one particular company's own unique prospects. In a recession or in a bear market, most stock mutual funds will likely lose money, day after day, week after week, month after month, until the recession or bear market is over. Since the stock market typically enters a bear market every 3-4 years, investors should understand that the Funds' value will decline from time to time.

•

Interest rate risk - Increases in interest rates typically lower the present value of a company's future earnings stream. Since the market price of a stock changes continuously based upon investors' collective perceptions of future earnings, stock prices will generally decline when investors anticipate or experience rising interest rates.

•

Business risk - From time to time, a particular set of circumstances may affect a particular industry or certain companies within the industry, while having little or no impact on other industries or other companies within the industry. For instance, some technology industry companies rely heavily on one type of technology. When this technology becomes outdated, too expensive, or is not favored in the market, companies that rely on the technology may rapidly become unprofitable. However, companies outside of the industry or those within the industry who do not rely on the technology may not be affected at all.

•

Small company risk - Stocks of smaller companies may have more risks than those of larger companies. In general, they have less experienced management teams, serve smaller markets, and find it more difficult to obtain financing for growth or potential development than larger companies. Due to these and other factors, small companies may be more susceptible to market downturns, and their stock prices may be more volatile.

•

Market valuation risk - Some companies that are growing very fast have unreasonable valuations by traditional valuation techniques. Since these companies' stock prices do not reflect the usual relationships between price and corporate earnings or income, their stocks tend to be extraordinarily volatile and speculative.

•

Political risk - Regulation or deregulation of particular industries can have a material impact on the value of companies within the affected industry. For example, during the past two years, the electric and gas utility sectors of the economy have been moving towards deregulation and open price competition. In this new environment, some companies will make a successful transition into, and prosper under deregulation, and other companies will mismanage the process and do poorly.

Because the New Frontier Fund is a pure growth fund (it does not attempt to balance its growth stock investments with dividend-paying stocks) and it invests in a relatively small number of stocks, the Fund is more susceptible to the risks above than the Millennium Fund. In addition, the New Frontier Fund is subject to the following additional risks:
•

Non-diversified fund risk - In general, a non-diversified fund owns fewer stocks than other mutual funds. This means that a large loss in an individual stock causes a much larger loss in the fund's value than it would in a fund that owns a larger number of companies

Past Performance

IPS Millennium Fund

The bar chart and tables below provide an indication of the risks of investing in the Millennium Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year and since inception compare to those of a broad-based securities market index. It should be understood that past performance is not necessarily an indication of how the Fund will perform in the future.

Best Quarter:	Q4'99	+ 53.67%
Worst Quarter:	Q3 '98	- 6.52%

Average annual total return as of 12/31/99*
1 Year	Life of Fund

__________________________________________________________________________________

Millennium Fund	118.80%	42.10%
S&P 500 Composite	21.02%	28.54%
Value Line Arithmetic	10.56%	17.78%

___________________________________________________________________________________

•

The table compares the Fund's performance over time to that of the S&P 500 and the Value Line Arithmetic Composite Index ("VLA"). The S&P 500 is a widely recognized, capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market size, liquidity and industry group representation. The VLA is an arithmetically averaged index of approximately 1,700 U.S. stocks of all different sizes that is more broadly based than the S&P 500. The Fund's advisor believes that an equally weighted index like the VLA that includes large-, mid- and small-capitalization stocks is more appropriate as a performance proxy for its investment strategy than is a narrower, large company, capitalization-weighted index such as the S&P 500 and other similarly calculated popular stock market indexes.

Past Performance

IPS New Frontier Fund

The bar chart and tables below provide an indication of the risks of investing in the New Frontier Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year and since inception compare to those of a broad-based securities market index. It should be understood that the Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Annual total returns as of 12/31
200%
150%
100%
50%
0%
99

Best Quarter:	Q4 99	+ 98.24%
Worst Quarter:	Q3 98	- 1.92%

Average annual total return as of 12/31/99*

1 Year	Life of Fund

_________________________________________________________________________________

New Frontier Fund	187.43%	138.18%
S&P 500 Composite	21.02%	22.67%
Value Line Arithmetic	10.56%	10.29%

_________________________________________________________________________________

  The table compares the Fund's performance over time to that of the S&P 500 and the Value Line Arithmetic Composite Index ("VLA"). The S&P 500 is a widely recognized, capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market size, liquidity and industry group representation. The VLA is an arithmetically averaged index of approximately 1,700 U.S. stocks of all different sizes that is more broadly based than the S&P 500. The Fund's advisor believes that an equally weighted index like the VLA that includes large-, mid- and small-capitalization stocks is more appropriate as a performance proxy for its investment strategy than is a narrower, large company, capitalization-weighted index such as the S&P 500 and other similarly calculated popular stock market indexes.

Fees and Expenses of the Funds

We designed this table to help you understand the costs to shareholders in the Fund. We based the expense information on expenses from the last fiscal year for each Fund. Actual expenses may be different from those shown. This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Transaction Expenses
	Millennium Fund	New Frontier Fund
Maximum sales load on purchases	None	None
Maximum sales load on reinvested dividends	None	None
Deferred sales load	None	None
Redemption fees	None[1]	None[1]
Exchange fees	None	None

Annual Fund Operating Expenses
(expenses that are deducted from assets)
	Millennium Fund	New Frontier Fund
Management fees	1.39%[2]	1.40%[2]
12b-1 expenses	None	None
Other expenses	None	None
Total Fund operating expenses	1.39%[2]	1.40%[2]

1   The Fund's Custodian charges a $10 fee for each wire redemption.

2  The Fund's total operating expenses equal the management fees paid to the Advisor because the Advisor pays all of the Fund operating expenses.

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in either of the Funds for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Millennium Fund	New Frontier Fund
1 Year	$142	$143
3 Years	$440	$443
5 Years	$761	$766
10 Years	$1669	$1680

The Funds are part of a no-load fund family, so you do not pay any sales charge or commission when you buy or sell shares. If you buy or sell shares through a broker, you may be charged a fee by the broker, but not by us. Also, neither Fund has a 12b-1 Plan. Unlike most other mutual funds, you do not pay additional fees for transfer agency, pricing, custodial, auditing or legal services. You also don't pay any additional general administrative or other operating expenses. Instead, the Advisor for each Fund pays out of its management fees all of the expenses of the Fund except brokerage, taxes, interest and extraordinary expenses.

Financial Highlights

IPS Millennium Fund. The financial highlights table is intended to help you understand the Millennium Fund's financial performance since the Fund began operations January 3, 1995. The financial highlights describe the fund's performance for the fiscal periods shown. "Total return" shows how much your investment in the Fund earned (or lost) during each period, assuming you had reinvested all dividends and capital gains distributions. The information for the fiscal year ended November 30, 1999 has been audited by McCurdy & Associates CPA's, Inc., whose report along with the Fund's financial statements are included in the Fund's annual report, a copy of which is available without charge from the Fund. Information for the fiscal years ended November 30, 1998, 1997, 1996 and for the period ended November 30, 1995 were audited by Cherry, Bekaert & Holland, LLP.

IPS Millennium Fund
Financial Highlights, Selected Per Share Data and Ratios

	For the Years Ended November 30,				Period Ended Nov. 30,(b)
	1999	1998	1997	1996	1995
SELECTED PER SHARE DATA:
Net value - beginning of period	$27.53	$22.31	$18.86	$14.99	$12.00

INCOME FROM INVESTMENT OPERATIONS
Net Investment income	(0.03)	0.04	(0.05)	0.02	0.12
Net realized and unrealized gain (loss) on investments	28.45	5.18	3.58	3.97	2.98

TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS	28.42	5.22	3.53	3.99	3.10

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.02)	0.00	0.00	(0.04)	(0.11)
Dividends from net realized gains on investments	(0.00)	(0.00)	(0.08)	(0.08)	0.00
Total distributions	$(0.02)	(0.00)	$(0.08)	$(0.12)	$(0.11)

NET ASSET VALUE:
End of period	$55.93	$27.53	$22.31	$18.86	$14.99
	=====	======	======	======	======
Total return	103.23%	23.40%	18.72%	26.62%	25.83%(a)

RATIOS:
Net assets, end of period (thousands)	$132,331	$24,501	$11,684	$5,613	$1,626
Ratio of expenses to average net assets	1.39%	1.40%	1.40%	1.40%	1.40%(a)
Ratio of expenses to average net assets before reimbursement	1.39%	1.42%	1.43%	1.50%	1.70%(a)
Ratio of net income to average net assets	(0.07%)	0.17%	(0.23%)	0.08%	1.00%
Ratio of net income to average net assets before reimbursement	(0.07%)	0.19%	(0.19%)	0.18%	1.37%
Portfolio turnover rate	51.74%	87.99%	33.17%	55.17%	26.70%

                         (a)     Annualized
                         (b)     January 3, 1995 was commencement of operations.

IPS New Frontier Fund. The financial highlights table is intended to help you understand the New Frontier Fund's financial performance since the Fund began operations August 3, 1998. The financial highlights describe the fund's performance for the fiscal periods shown. "Total return" shows how much your investment in the Fund earned (or lost) during each period, assuming you had reinvested all dividends and capital gains distributions. The information for the fiscal year ended November 30, 1999 has been audited by McCurdy & Associates CPA's, Inc., whose report along with the Fund's financial statements are included in the Fund's annual report, a copy of which is available without charge from the Fund. Information for the period ended November 30, 1998 was audited by Cherry, Bekaert & Holland, LLP.

IPS New Frontier Fund
Financial Highlights, Selected Per Share Data and Ratios
	For the Year Ended November 30,	For the period August 3, 1998 to November 30,
	1999	1998

SELECTED PER SHARE DATA:
Net value - beginning of period	$12.60	$12.00

INCOME FROM INVESTMENT OPERATIONS
Net Investment income	(0.03)	0.03
Net realized and unrealized gain (loss) on investments	16.84	0.57
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS	16.81	0.60
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.02)	0.00
NET ASSET VALUE:
End of period	$29.39	$12.60
	========	========
Total return	133.37%	5.00%(a)
RATIOS:
Net assets, end of period (thousands)	$5,697	$606
Ratio of expenses to average net assets	1.40%	1.40%(a)
Ratio of net income to average net assets	(.13%)	0.27%
Portfolio turnover rate	217.50%	15.48%

                    (a)     Annualized

Additional Information About the Funds' Investment Objectives and Strategies

IPS Millennium Fund

Investment Objectives

The primary investment objective of the Millennium Fund is long-term growth of capital. Its secondary objective is dividend income. The Fund's investment objectives may be changed without shareholder approval.

Investment Strategy

The Fund uses a blended growth and income strategy. The Fund seeks to achieve growth using only U.S. stocks, and by balancing investment in pure growth stocks such as telecommunications and Internet companies, with stocks that pay high dividends, such as electric and gas utilities, real estate investment trust, and dividend-paying bank stocks. You can think of this as a "Barbell Strategy." On one end of the barbell are high growth companies with no dividends, and on the other end are low growth companies with high dividends. In between is a small amount of Fund assets invested in moderate growth, moderate dividend companies. The amount invested in the two ends of the barbell are constantly adjusted to achieve the Fund's investment objectives. Pure high growth stocks can be more volatile than the overall market. We use high dividend companies to reduce that volatility, not to generate income for shareholders. Thus, the Fund is not a pure growth fund, but pursues a blended strategy of growth and income stocks.

To choose stocks for the Fund, we try to identify companies likely to benefit from, or contribute to, fundamental new directions in technology at any given time. We determine technological directions based on our review of research materials, including but not limited to, historical treatises, scientific literature, industry, government and academic white papers, industry and sector analyses and research reports, individual company analyses and research reports, news analysts, daily and monthly financial press and other sources. We then invest in companies we believe have the best chance of benefiting from these changes to add long-term value for shareholders. In making our determinations, we attempt to identify companies with a high rate of sales growth that are creating value more rapidly than their competitors or the overall economy. We will not attempt to time the stock market, and expect to remain fully invested during all normal up and down market cycles.

In making our decisions, we typically consider research that uses the concept of Economic Value Added (EVA)™ developed by Stern, Stewart & Co., as a measure of companies' operating and capital efficiency. EVA adjusts a company's financial statements for distortions caused by GAAP accounting, and measures whether management is earning a return on invested capital that is higher than their weighted cost of capital, without which management cannot add value. The Fund may buy companies of any size, but the Advisor normally avoids very small companies (micro-caps) under approximately $250 million in market value. The Fund will invest most of its assets in U.S. stocks, and the remainder in money market securities.

Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. During such an unusual crisis, the Fund may hold up to 100% of its portfolio in money market and U.S. Government securities. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

"Portfolio Turnover" is a ratio that indicates how often the securities in a mutual fund's portfolio change during a year's time. Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes.

Portfolio Turnover. Although the Fund's strategy emphasizes longer-term investments that typically result in Portfolio Turnover less than 75%, the Fund may, from time to time, have a higher Portfolio Turnover when the Adviser's implementation of the Fund's investment strategy or a temporary defensive position results in frequent trading. Since each trade by the Fund costs the Fund a brokerage commission, high Portfolio Turnover may have a significant adverse impact on the Fund's performance. In addition, because sales of securities in the Fund's portfolio may result in taxable gain or loss, high Portfolio Turnover may result in significant tax consequences for shareholders.

IPS New Frontier Fund

Investment Objective

The New Frontier Fund's investment objective is growth of capital. The Fund's investment objective may be changed without shareholder approval.

Investment Strategy

The Fund's strategy is growth of capital using a value investment approach. As with the Millennium Fund, our approach is to identify companies likely to benefit from, or contribute to, fundamental new directions in technology at any given time. We determine technological directions based on our review of research materials, including but not limited to, historical treatises, scientific literature, industry, government and academic white papers, industry and sector analyses and research reports, individual company analyses and research reports, news analysts, daily and monthly financial press and other sources. We will then identify companies we believe have the best chance of benefiting from these changes to add long-term value for shareholders. These companies should have a high rate of sales growth, and be able to create value more rapidly than their competitors or the overall economy.

We typically buy stocks of U.S. companies that are mostly in high tech sectors (i.e., telecommunications, Internet stocks, software, etc.), and that have suffered major declines in value that are clearly due to temporary market, industry or company factors, without any change in the underlying, long-term fundamentals, or that we feel are highly undervalued for other reasons, such as deregulation. The Fund also will invest opportunistically in other types of companies when management cannot find suitable investment opportunities in new technology.

What is a non-diversified fund?

Most mutual funds elect to be "diversified" funds that, as to 75% of their assets, cannot invest more than 5% of their assets in any one security at any given time. A non-diversified fund is not subject to this limitation, and so it can hold a relatively small number of securities in its portfolio. Even a non-diversified fund has to have some diversification for tax purposes, though. Under the tax code, all mutual funds are required, at the end of each quarter of the taxable year, to have (i) at least 50% of the market value of the Fund's total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, limited with respect to any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

Unlike the Millennium Fund, the New Frontier Fund is a non-diversified fund. This means we can hold larger positions in one individual company and own fewer stocks than most mutual funds in our portfolio. Thus, diversification will not be as high as it is in most mutual funds, due to concentration among a smaller number of securities, each making up a larger portion of the fund's portfolio of investments.

We do not attempt to time the stock market, and expect to remain fully invested during all normal times, including all normal up and down market cycles. The Fund may buy stocks of any size company, although we normally will avoid very small companies (micro-caps) under approximately $250 million in market value. The Fund will invest most of its assets in U.S. stocks, and the remainder in money market securities.

Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. During such an unusual crisis, the Fund may hold up to 100% of its portfolio in money market and U.S. Government securities. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Portfolio Turnover. The Fund typically holds investments in its portfolio only until those investments reach what the Fund believes is a fair valuation level. This strategy results in high Portfolio Turnover, typically between 125-150%. Since each trade by the Fund costs the Fund a brokerage commission, high Portfolio Turnover may have a significant adverse impact on the Fund's performance. In addition, because each sale of securities in the Fund's portfolio may result in taxable gain or loss, high Portfolio Turnover may result in significant tax consequences for shareholders.

Year 2000

The Funds did not experience any material disruptions in operations or activities as a result of the so-called "Y2K Problem," and did not incur material expenses in correcting perceived or suspected Y2K problems. The Funds are not aware that any of their service providers have experienced any material disruptions in their operations or activities. However, the Funds and their service providers depend on their computer systems to conduct their businesses, and although the Funds do not expect to encounter any such problems in the foreseeable future, the Funds continue to monitor their computer operations for signs or indications of such a problem.

Of course, the Funds cannot insulate themselves from Y2K-related problems completely. It is possible that if latent "Year 2000" problems are incurred by the Funds, the Funds' portfolio companies, or any of the Funds' service providers, such problems could have a negative impact on the Funds' future operations and financial performance, and could prevent the Funds from properly handling securities investments, trades, pricing, or the processing of purchases and sales of Fund shares. Furthermore, the Year 2000 problem may impact other entities with which the Funds transact business and the Funds cannot predict the effect of the Year 2000 problem on such entities or the resulting effect on the Funds.

Valuation of Shares

The Funds' share prices are determined based upon net asset value (NAV). The Funds calculate NAV at approximately 4:00 p.m., New York time, each day that the New York Stock Exchange is open for trading. The NAV per share of each Fund is determined by dividing the total value of the applicable Fund's investments and other assets less any liabilities by its number of outstanding shares.

Equity securities listed on a national securities exchange or quoted on the NASDAQ National Market System are valued at the last sale price on the day the valuation is made or, if no sale is reported, at the latest bid price. Valuations of variable and fixed income securities are supplied by independent pricing services approved by IPS's Board of Trustees. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by or under the direction of IPS's Board of Trustees. Securities with maturities of sixty (60) days or less are valued at amortized cost.

Buying Fund Shares

To invest, you may purchase shares directly from each Fund by sending your check in the amount of your investment, made out to the appropriate Fund, to:

IPS Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53211

You may also invest in either Fund through any broker-dealer authorized by the Fund to accept on its behalf purchase and redemption orders, rather than investing directly. These authorized broker-dealers are also authorized to designate intermediaries to accept such orders. Since a broker-dealer may charge you fees for purchasing or redeeming shares other than those described in this Prospectus, ask your broker-dealer about his or her fees before investing.

For direct purchases, your order will be priced at the next NAV after your order is received in good order. For purchases of shares through a broker, orders are deemed to have been received by the Fund when the order is received in good order by the broker, and are executed at the next determined NAV after such receipt by the broker or the broker's authorized designee.

Your investment must meet the minimum investment requirements in the chart below. All investments must be in U.S. dollars. Third-party checks cannot be accepted. Your bank may also wire money to the Custodian. Please call 800.249.6927 for wiring instructions.

Traditional IRA*:
Assets grow tax-deferred and contributions may be deductible. Withdrawals and distributions are taxable in the year made.

Spousal IRA:
An IRA in the name of a non-working spouse by a working spouse.

Roth IRA:
An IRA with tax free growth of assets and distributions, if certain conditions are met. Contributions are not deductible.

Education IRA:
An IRA with tax-free growth of assets and distributions, if used to pay qualified educational expenses. Contributions are not deductible.

	Initial	Additional
Regular Accounts	$2,500	$100

Automatic investment plans (regular or IRA)	$100	$100

IRAs (Spousal, Roth, all but Educational IRAs)	$1,000	$100

Education IRAs	$500	N/A

*IRA stands for "Individual Retirement Account." IRAs are special types of accounts that offer different tax advantages. You should consult your tax professional to help decide which is right for you.

Redeeming Your Shares

To redeem your shares, send a letter of instruction to the Transfer Agent with your name, account number and the amount you wish to redeem. Mail the redemption request to:

IPS Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53211

We will buy back (redeem), without charge, your shares at the current NAV on the day we receive a your request for redemption in good order. If you request sales proceeds via wire redemption, we will charge your account $10.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

A signature guarantee is required for any withdrawal which is over $50,000, or which is mailed to another address or person that is not the address or person of record.

If you invested in one of the Funds through a broker-dealer authorized to accept purchase orders on the Fund's behalf, then you will need to contact the broker-dealer or its authorized designee to redeem your shares. For redemptions of shares through a broker-dealer, orders are deemed to have been received by the Fund when the order is received in good order by the broker-dealer or the broker-dealer's authorized designee, and are executed at the next determined NAV after such receipt. Since a broker-dealer may charge you fees for purchasing or redeeming shares other than those described in this Prospectus, ask your broker-dealer about his or her fees before investing.

Additional Information About Purchases, Sales, and Exchanges

Small Accounts. Due to the high costs of maintaining small accounts, either Fund may ask that you increase your Fund balance if your account with the Fund falls below $2,000. If the account remains under $2,000 after 30 days, the Fund may close your account and send you the proceeds.

Exchanges. Each Fund permits you to exchange your Fund's shares for shares in the other Fund, without charge, if the fund being acquired offers its shares for sale in your state. The Funds' exchange opportunities include one-time exchanges as well as automatic periodic exchanges. Exchange requests should be sent in writing to the Transfer Agent, signed by each registered owner (signature guarantees are necessary for any exchange of over $50,000). If the exchange request satisfies the requirements for redemption, the exchange will be based on the NAVs of the shares involved, determined at the end of the day on which the request is received. Before requesting an exchange, you should review a current Prospectus for the new fund you will acquire to be sure you fully understand the investment objectives and portfolio of the new fund.

Systematic Withdrawals. If your account's value is more than $10,000, you may be eligible for our Systematic Withdrawal Program that allows you to withdraw a fixed amount from your account each month or calendar quarter. Each withdrawal must be $250 or more, and you should note that a withdrawal involves redemption of shares that may result in a gain or loss for federal income tax purposes. Please contact us for more information about the Systematic Withdrawal Program

Telephone Purchases by Securities Firms. Brokerage firms that are NASD members may telephone the Transfer Agent at 800.249.6927 and buy shares for investors who have investments in either Fund through the brokerage firm's account with the applicable Fund. By electing telephone purchase privileges, NASD member firms, on behalf of themselves and their clients, agree that neither the Funds, the Underwriter nor the Transfer Agent shall be liable for following telephone instructions reasonably believed to be genuine. To be sure telephone instructions are genuine, the Funds and their agents send written confirmations of transactions to the broker that initiated the telephone purchase. As a result of these and other policies, the NASD member firms may bear the risk of any loss in the event of such a transaction. However, if the Transfer Agent or a Fund fails to follow these established procedures, they may be liable. Each Fund may modify or terminate these telephone privileges at any time.

Miscellaneous. Each Fund reserves the right to:

  refuse to accept any request to purchase shares of the Fund for any reason;
  refuse any redemption or exchange request involving recently purchased shares until the check for the recently purchased shares has cleared;
  change or discontinue its exchange privileges, or temporarily suspend these privileges during unusual market conditions;
  Idelay mailing redemption proceeds for up to seven days (most redemption proceeds are mailed within three days after receipt of a request); or
  process any redemption request that exceeds $250,000 or 1% of the Fund's assets (whichever is less) by paying the redemption proceeds in portfolio securities rather than cash (typically referred to as "redemption in kind").

Distributions

Each Fund typically distributes its net investment income two times per year, usually in October and December. Each Fund distributes its net long-term capital gains once per year, usually in December. Unless you instruct us otherwise, your distributions will be reinvested automatically in additional shares (or fractions thereof) of the applicable Fund.

Federal Taxes

Distributions to shareholders are taxable to most investors (unless your investment is an IRA or other tax advantaged account). The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or receive them in cash.

Taxability of Distributions
The table to the right can provide a guide for your potential tax liability when selling or exchanging fund shares.	Type of distribution Income dividends	Tax rate for 15% bracket Ordinary Income Rate	Tax rate for 28% bracket or above Ordinary Income Rate
"Short-term capital gains" applies to fund shares sold up to 12 months after buying them. "Long-term capital gains" applies to shares held for more than 12 months.	Short-term capital gains Long-term capital gains	Ordinary Income Rate 10%	Ordinary Income Rate 20%

The Funds are required by federal law to withhold 31% of reportable payments (that may include dividends, capital gains, distributions, and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Funds that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt form back-up withholding. An exchange of one Fund's shares for the other Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax. Because everyone's tax situation is unique, be sure to consult your tax adviser about federal, state and local tax consequences of an investment in either Fund.

Management and Administration

The Investment Advisor

IPS Advisory, Inc. serves as the Advisor who manages the investments, business affairs, and provides investment research for each Fund. The Advisor also furnishes advice and recommendations to each Fund regarding securities to be purchased and sold, and manages the investments of the Funds, subject to the oversight of the Funds' Board of Trustees. The Advisor's principal office is located at 1225 Weisgarber Road, Suite S-380, Knoxville, TN 37909.

Each Fund pays the Advisor a monthly fee based on the following schedule:

Annualized Percentage of Average Daily Net Assets	Asset Level
1.40%	0 - $100,000,000
1.15%	$100,000,001-$250,000,000
0.90%	$250,000,001+

The Advisor is controlled by Greg D'Amico, President, and Robert Loest, Ph.D., CFA, Chief Executive Officer. Mr. D'Amico and Mr. Loest both have extensive experience in equities analysis, having managed investment portfolios for individual clients, including corporations and retirement plans, on a full time basis since 1986. They have managed the Funds' portfolios since their inception.

Board of Trustees

The Funds are members of the IPS Funds, an open-end management investment company organized as an Ohio business trust on August 10, 1994. The Board of Trustees of the Trust supervises the operations of each Fund according to applicable state and federal law, and is responsible for the overall management of the Funds' business affairs.

 Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

Also, a Statement of Additional Information about the Funds has been filed with the Securities and Exchange Commission. This Statement (which is incorporated in its entirety by reference in this Prospectus) contains more detailed information about the Funds.

To request, free of charge, the Funds' annual and semi-annual reports, Statement of Additional Information, or to make shareholder inquiries, please contact IPS at (800) 249-6927. You may also send a written request to IPS Funds, c/o Firstar Mutual Funds Services, LLC, P.O. Box 701, Milwaukee, WI, 53211.

You can also review or obtain copies of these reports by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. or by sending your request and a duplicating fee to the Public Reference Room Section of the Commission, Washington, DC 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

Reports and other information about the Funds can also be viewed online on the Commission's Internet site at http://www.sec.gov.

IPS Funds Investment Act File Number:
811-08718

INVESTMENT ADVISOR:
IPS Advisory Inc.
1225 Weisgarber Road
Suite S-380
Knoxville, Tennessee 37909
865.524.1676 in Knoxville
800.232.9142

BOARD OF TRUSTEES:
Greg D'Amico, President
Robert Loest, CFA
Woodrow Henderson, J.D.
Veenita Bisaria, CFA
Bill Stegall

TRANSFER AGENT:
Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53211

CUSTODIAN:
Firstar Bank, N. A.
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT AUDITOR:
McCurdy & Associates CPA's, Inc.
27955 Clemens Road
Westlake, Ohio 44145

LEGAL COUNSEL:
Kilpatrick Stockton LLP
1100 Peachtree Street
Atlanta, Georgia 30309

SUPPLEMENT TO IPS FUNDS STATEMENT OF ADDITIONAL INFORMATION

          Provident Bank is no longer the Funds' transfer agent or custodian. The Funds' now employ Firstar Mutual Fund Services, LLC, PO Box 701 Milwaukee, WI 53211 as their transfer agent and custodian.